SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.      )

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[ ] Definitive Proxy Statement [ ] Definitive Additional Materials
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FARMERS NATIONAL BANC CORP.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

XXXXXXXXXXXXXXXX

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, MARCH 30, 2000
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2:
APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION
PROPOSAL NO. 3:
APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF REGULATIONS
COMMITTEES OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE
FARMERS NATIONAL BANC CORP. 1999 STOCK OPTION PLAN
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Exhibit “A”
FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION OF OF FARMERS NATIONAL BANC CORP.
Exhibit “B”
AMENDED AND RESTATED CODE OF REGULATIONS OF FARMERS NATIONAL BANC CORP.

FARMERS NATIONAL BANC CORP.
20 SOUTH BROAD STREET
CANFIELD, OHIO 44406

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MARCH 30, 2000

TO THE HOLDERS OF SHARES OF COMMON STOCK:

      NOTICE IS HEREBY GIVEN that pursuant to call of its Directors, the Annual Meeting of the Shareholders of FARMERS NATIONAL BANC CORP., Canfield, Ohio will be held at Colonial Catering located at 429 Lisbon Street, Canfield, Ohio 44406 on Thursday, March 30, 2000 at three-thirty o’clock (3:30) P.M., Eastern Standard Time, for the purpose of considering and voting upon the following matters:

1.	ELECTION OF DIRECTORS. The election of the eight (8) persons listed in the accompanying Proxy Statement.

2.	APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION, which, among other matters, includes:

      (i) Modification of the Control Share Acquisition Article to provide the Board of Directors the authority to reject a control share acquisition under certain circumstances prior to submitting the matter to shareholders;

      (ii) Authority of the Board of Directors to issue preferred shares of stock, the terms of which can be specified at the time of such issuance;

      (iii) Updating provisions of the Articles of Incorporation which are no longer applicable under Ohio law or which are deemed unnecessary by the Board of Directors.

3.	APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF REGULATIONS, which, among other matters, includes:

      (i) Classification of the Board of Directors into three (3) separate classes with staggered three (3) year terms of directorships;

      (ii) Procedures for nominating candidates for the Board of Directors;

      (iii) Procedures for fixing the number of directors and filling vacancies of the Board of Directors;

      (iv) Removal of a director only for cause.

4.	TO TRANSACT SUCH OTHER BUSINESS as may properly come before the Meeting or any adjournment thereof.

      Shareholders of record at the close of business on February 11, 2000 are the only shareholders entitled to notice of and to vote at the Annual Shareholders Meeting.

By Order of the Board of Directors,

/s/ Frank L. Paden

Frank L. Paden, President & Secretary

Canfield, Ohio
March 9, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

FARMERS NATIONAL BANC CORP.
CANFIELD, OHIO 44406
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MARCH 30, 2000

      Farmers National Banc Corp., herein referred to as “Farmers” or the “Corporation” is furnishing this Proxy Statement to its shareholders in connection with the solicitation, by order of the Board of Directors of Farmers, of proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, March 30, 2000 at 3:30 P.M., Eastern Standard Time, at Colonial Catering, 429 Lisbon Street, Canfield, Ohio 44406, and at any adjournments thereof. The Corporation is a one-bank holding company of which The Farmers National Bank of Canfield is the wholly owned subsidiary.

      The cost for solicitation of proxies will be borne by Farmers. Brokerage firms and other custodians, nominees and fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. Farmers will, upon request, reimburse brokerage firms, and other custodians, nominees and fiduciaries for the execution of proxies and for their expenses in forwarding proxy material to their principals.

      The proxy statement and the form of proxy are being mailed on March 9, 2000 or as soon thereafter as practicable to all shareholders entitled to vote at the meeting. In addition to use of mails, proxies may be solicited by officers, directors, and employees of Farmers by personal interview, telephone and telegraph.

      The 1999 Annual Report, including the required audited financial statements of the Corporation and related financial information, is enclosed with this proxy soliciting material.

VOTING RIGHTS

      Only shareholders of record at the close of business on February 11, 2000 will be entitled to vote at the meeting. As of February 11, 2000 Farmers had issued and outstanding 7,658,832 shares of common stock with no par value held by approximately 2,915 holders of record eligible to vote. Each outstanding share entitles the recordholder to one vote. The number of shares present at the meeting in person or by proxy will constitute a quorum for the transaction of business.

      On August 19, 1999, the Board of Directors of the Corporation declared a two for one stock split, whereby each shareholder of record as of September 17, 1999 would, following the split, own two shares of common stock for each one share held as of the record date. The stock split was effective on October 1, 1999. All share holding and values of common stock set forth in this Proxy Statement reflect this stock split.

      It is important that your stock be represented at the meeting, regardless of the number of shares you may own. We would appreciate your signing and returning the enclosed proxy. The shares represented by each proxy, which is properly executed and returned to Farmers, will be voted in accordance with the instructions indicated in such proxy. If no instructions are indicated, shares represented by proxy will be voted “FOR” the election of each of the Directors as described herein under Proposal 1, “FOR” approval of the adoption of the First Amended and Restated Articles of Incorporation under Proposal 2, and “FOR” approval and adoption of the First Amended and Restated Code of Regulations under Proposal 3. The proxy may be revoked at any time prior to its exercise, by delivering notice of revocation or a duly executed proxy bearing a later date to the Treasurer of the Corporation at any time before the proxy is voted. Shareholders who attend the meeting in person may vote their stock even though they may have sent in a proxy. No officer or employee of Farmers may be named as a proxy. If you received two or more proxy forms because of difference in addresses or registration of shareholdings, each should be executed and returned in order to assure a complete tabulation of shares.

      The Corporation will appoint two officers to act as inspectors for the purpose of tabulating the votes cast by proxy. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting.

      The Board of Directors knows of no other business that will be presented for consideration at the 1999 Annual Meeting other than the matters described in this Proxy Statement. If any other matters should come before the meeting, the proxy holders will vote upon them in accordance with their best judgment.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

      Pursuant to the Code of Regulations, the authorized number of directors has been set at eight (8). The Board of Directors has nominated the eight (8) persons named below to serve as directors in accordance with the proposal. If Proposal No. 3 is approved, two (2) nominees will be elected as Class I Directors to serve an initial term of one (1) year, three (3)

nominees will be elected as Class II Directors to serve an initial term of two (2) years, and three (3) nominees will be elected as Class III Directors to serve an initial term of three (3) years (or, in all cases, until their successors have been duly elected and qualified). Assuming Proposal No. 3 is approved, after this year’s election, election of directors will be for three (3) year terms. If Proposal No. 3 is not adopted, each director will serve for one (1) year or until his successor is duly elected and qualified. The class in which each director is designated is identified below. Each of the eight (8) nominees is presently a member of the Board of Directors and has consented to serve another term as director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or approve a resolution that provides for a lesser number of directors. It is presently anticipated that each person elected as a director of the Corporation at the annual meeting will be elected by the Corporation as a director of the Corporation’s wholly owned subsidiary, Farmers National Bank of Canfield.

      The eight nominees receiving the greatest number of votes will be elected to the Board of Directors.

INFORMATION WITH RESPECT TO NOMINEES

Certain information in the following tabulation has been furnished to Farmers by the respective nominees for Director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE EIGHT NOMINEES LISTED BELOW:

	Principal Occupation and Five Year Business
Name	Experience	Age	Director Since (A)

Benjamin R. Brown Class II Director Two Year Term	President and Owner of Castruction Company, Incorporated in 1965. The Company designs and manufactures pre-cast shapes and associated products for the steel industry.	54	1991

Richard L. Calvin Class III Director Three Year Term	Vice Chairman since 1996, formerly, Executive Vice President/Cashier of Farmers National Bank since 1972 and Executive Vice President/Treasurer of Farmers National Banc Corp. since 1983.	73	1975

Joseph D. Lane Class I Director One Year Term	Attorney and Principal of Lane & Rusu Co. L.P.A. since 1995. Vice President of Lane Funeral Homes, Inc. since 1975 and Vice President of Lane Life Paramedics Ambulance Services since 1985.	47	1999

David C. Myers Class II Director Two Year Term	President and Owner of Myers Equipment Corp. since 1955. The Company sells truck equipment and school buses. Mr. Myers has operated a 2,000 acre farm since 1946.	71	1988

Edward A. Ort Class III Director Three Year Term	President of Ort Furniture Mfg. Co. since 1973. The Company manufactures upholstered furniture which is shipped to retail furniture stores in northeastern United States since 1957.	70	1993

Frank L. Paden Class II Director Two Year Term	President & CEO of Farmers National Bank since 1996 and EVP/Sr. Loan Officer since 1991. President & Secretary of Farmers National Banc Corp. since 1996.	48	1992

William D. Stewart Class III Director Three Year Term	Chairman since 1996, formerly, President of Farmers National Bank since 1972 and President & Secretary of Farmers National Banc Corp. since 1983.	70	1972

Ronald V. Wertz Class I Director One year Term	C.P.C.U., C.I.C., Vice President with Acordia Insurance since 1998. Previously was President and Owner of Boyer Insurance, Inc. since 1981.	53	1989

(A) Includes the period served as a Director of The Farmers National Bank of Canfield prior to its reorganization into a wholly owned subsidiary of this Corporation in 1983.

PROPOSAL NO. 2:

APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF
INCORPORATION

      The Board of Directors has adopted, subject to shareholder approval, the First Amended and Restated Articles of Incorporation (the “Restated Articles”) and recommends that you vote for the proposal to approve and adopt the Restated Articles. If the Restated Articles are approved and adopted by the shareholders, the Restated Articles will become effective at the time the Corporation files the Restated Articles with the Office of the Secretary of State of Ohio. It is anticipated that such action will occur on or before April 1, 2000.

      The substance and effect of certain provisions of the Restated Articles are described below and in the complete text of the Restated Articles as set forth in Exhibit “A” to this Proxy Statement. The following discussions are qualified in their entirety by reference to the text of the Restated Articles.

Modification of the Control Share Acquisition Article.

      Currently, the Corporation’s Articles of Incorporation prescribe the procedures under which the acquisition of ten (10%) percent or more of the voting power of the Corporation shall be made (a “Control Share Acquisition”). The Restated Articles modify the current Control Share Acquisition provision in only one material way. The Restated Articles provide that when the Board receives a Control Share Acquisition notice, it shall call a special meeting of the shareholders within ten (10) days unless the Board determines that: 1) the acquisition proposal is not made in good faith; 2) the acquisition would not be in the best interests of the Corporation and its shareholders or others whose interests the Board may take into consideration; 3) the person who delivers the notice fails to adequately demonstrate that he, she or it has the financial capacity to make the acquisition; or 4) the acquisition would be contrary to law if consummated. Accordingly, the Board is vested with power to disapprove a Control Share Acquisition without seeking the input of the shareholders.

      The Board has determined that it is in the best interests of the Corporation and the shareholders to retain a significant degree of control over the approval of any Control Share Acquisition. The effect of the current Control Share Acquisition Article is to almost immediately present to the shareholders any given proposal to acquire a significant number of the shares of the Corporation, possibly precluding due deliberation by the Board. The Board believes that by retaining control over this process, it will be in a better position to evaluate any given offer and to formulate a response to that offer. Such a response might be to accept the offer, to refuse such a request for an acquisition all together, or, if necessary, to negotiate the sale of a significant number of shares to the person filing the notice or to another party. It may even be necessary to search for a potential buyer of the Corporation.

      The effect of this specific Amendment is to vest the Board with the power to protect the best interests of the shareholders either by preventing the sale of a block of shares to a party whose plans for the Corporation are not in the best interests of the Corporation or the shareholders, or to provide for the sale of the Corporation for a fair price and on fair terms to all.

      This proposal alone does not have the effect of giving the Board the power to disapprove any takeover attempt, but could significantly affect the ability of any potential suitor to acquire a significant stake in the Corporation. This may result in the disapproval of a transaction that may ultimately be in the best interests of the shareholders.

      This proposal will ensure that an approval of any substantial acquisition of stock will not be rushed to the shareholders, but will be carefully evaluated by the Board of Directors. This will give the directors an opportunity to determine whether an acquisition is in the best interests of the Corporation and its shareholders, or, if necessary, to look for other potential suitors who will more likely act in the best interests of the Corporation and the shareholders.

      Further, the Board will have the ability to avoid the inconvenience and expense involved in calling a special meeting of the shareholders if it determines that the meeting would not further the best interests of the Corporation or its shareholders or if the person causing such meeting were not financially able to consummate the transaction.

      This proposal will vest the Board with the ability to hinder or prevent transactions which might lead to the acquisition of the Corporation. Additionally, the proposal restricts the rights of shareholders to sell or buy shares. Under this provision, no shareholder will be able to purchase in excess of ten percent (10%), thirty-three percent (33%) or a majority of the shares of the Corporation without a special meeting of the shareholders and an authorization of the purchase. However, as previously stated, the Corporation is already subject to a Control Share Acquisition Article, which also requires such authorization. Finally, this provision may vest the Board with the power to protect its own incumbency.

      Modification of the current Control Share Acquisition Article requires an affirmative vote of the holders of shares of this Corporation entitling them to exercise at least seventy-five (75%) percent of the voting power of this Corporation.

For that reason, the Restated Articles shall require the approval of the holders of at least seventy-five percent (75%) of the voting power of this Corporation.

Serial Preferred Shares.

      The Restated Articles authorize, among other things, 10,000 shares of serial preferred shares. The term “serial preferred share” refers to stock for which the designations, preferences, conversion rights, cumulative rights, optional and other rights, including voting rights, qualifications, limitations, or restrictions thereof, are determined by the Board of Directors. The additional authorized shares that would be available for issuance, if approved, may be issued for any proper corporate purpose at any time without further shareholder approval. Each series of serial preferred shares may rank senior to the common stock with respect to dividends and liquidation rights. No preferred stock is presently issued.

      If the Restated Articles are approved by the shareholders, the Board of Directors may determine, among other things, with respect to each series of serial preferred shares which may be issued: (i) the distinctive designation of such series and the number of shares constituting such series, (ii) whether or not shares have voting rights and the extent of such voting rights, if any, (iii) the election, term of office, filling of vacancies, and other terms of the directorship of directors, if any, to be elected by the holders of any one or more series of such preferred stock, (iv) the dividend rights, if any, including the dividend rates, preferences with respect to other series of classes of stock, the times of payment and whether dividends shall be cumulative, (v) the redemption price, term of redemption, the amount of and provisions regarding any sinking fund for the purchase or redemption thereof, (vi) the liquidation preferences and the amounts payable on dissolution or liquidation, (vii) the terms and conditions, if any, under which shares of the series may be converted into any other class of stock or debt of the Corporation, and (viii) preemptive rights to purchase or otherwise acquire any preferred stock that may be issued in the future.

      The Board of Directors believes it is desirable to give the Corporation this flexibility in considering such matters as raising additional capital, acquisitions, or other corporate purposes. The authorization of such shares will enable the Corporation to act promptly and without additional expense if appropriate circumstances arise which require the issuance of such shares. The Corporation has no current agreements, commitments, plans or intentions to issue any additional   shares. Depending upon the circumstances in which such additional shares of preferred stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy contest, or the assumption of control by a holder of a large block of common stock and the removal of incumbent management. For example, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Corporation. Such   shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of the Corporation’s common stock, on any merger, sale, or exchange of assets by the Corporation or any other extraordinary corporate transaction. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Corporation should the Board of Directors consider an action of such entity or person not to be in the best interests of the Corporation and the shareholders.

      If any series of preferred stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board out of any funds legally available therefore, may be cumulative and may have a preference over the common stock as to the payment of such dividends. In addition, if any series of preferred stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the holders of each such series of the then outstanding preferred stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of common stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for preferred stock, the liquidation preference of preferred stock and other matters, the issuance of preferred stock could therefore result in a reduction in the assets available for distribution to the holders of common stock in the event of liquidation of the Corporation.

Elimination of Preemptive Rights.

      Currently, shareholders of the Corporation have preemptive rights on authorized unissued shares of stock. Preemptive rights allow an existing shareholder to participate in a stock offering on a pro rata ownership basis, thus allowing existing shareholders of the Corporation to maintain their proportion of stock ownership in the Corporation should it decide to issue additional shares of stock. Elimination of preemptive rights will allow greater flexibility to the Board of Directors in issuing securities of the Corporation. The effect of eliminating preemptive rights is to limit the ability of a shareholder to maintain his, her or its existing ownership percentage of the issued and outstanding common stock of the Corporation. Elimination of preemptive rights may result in a shareholder being diluted in the percentage of shares owned by such shareholder if the Corporation issues additional shares of stock and the current shareholder does not participate in the purchase of such stock. Currently, the Articles of Incorporation provide the shareholders with preemptive rights. The effect of eliminating preemptive rights will be to provide the Board of Directors greater flexibility in the circumstances under which it may issue additional shares of common stock.

Additional Amendments to the Corporation’s Articles of Incorporation.

      The following additional amendments are contained in the Restated Articles. The Restated Articles update or eliminate current provisions contained in the Articles of Incorporation so as to make the provisions compliant with applicable law or eliminate unnecessary terms. These amendments are in addition to the provisions described above.

1. Eliminate Minimum Stated Capital. Current Article V states that the Corporation will have minimum stated capital of $1,000 to commence business. There is no longer a requirement that Ohio corporations have a minimum stated capital to conduct business; thus, Article V is eliminated.

2. Eliminate Designation of Directors. Current Article VIII states the number of directors and identifies the directors by name and address. The Code of Regulations of the Corporation provides for the number of directors, election procedures, term, and procedures to fill vacancies. Currently, it is necessary to amend the Articles whenever the number and/or identity of the directors is changed; thus, Article VIII is eliminated.

3. Eliminate Designated Incorporators. Article IX states the names and addresses of the incorporators of the Corporation. It is not necessary to identify the incorporators of the Corporation; thus, Article IX is eliminated.

4. Amend Indemnification Provisions. Article X provides the Corporation with the power to indemnify shareholders, officers and directors of the Corporation. The Corporation’s power to indemnify its shareholders, officers and directors is explicitly provided by statute. The current indemnification statute in the State of Ohio has been amended since the original adoption of Article X. It is necessary to amend Article X to conform to the current statute, and to provide the maximum protection to the officers and directors in their roles as fiduciaries for the Corporation; thus, Article X is amended as provided in the Restated Articles.

5. Eliminate Designation of Executive Committee. Article XI states that the Board of Directors has the authority to designate an Executive Committee to exercise the authority of the Board of Directors in the management of the Corporation. The Amended and Restated Code of Regulations provides similar authority to the Board. It is not necessary to include such provisions within the Articles; thus, Article XI is eliminated.

6. Eliminate Pledge of Corporate Property. Article XIV states that the Board of Directors may only authorize the mortgage, deed of trust, pledge or hypothecation of the Corporation property with the approval of seventy-five (75%) percent of the shareholders. This provision significantly limits the Board’s ability to manage the business of the Corporation. Article XIV is eliminated so as to enable the Board to pledge the Corporation’s property if it is in the best interest of the Corporation.

PROPOSAL NO. 3:

APPROVAL AND ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF
REGULATIONS

      The Board of Directors has adopted, subject to shareholder approval, the First Amended and Restated Code of Regulations (the “Restated Code”) and recommends that you vote for the proposal to approve and adopt the Restated Code. If the Restated Code is approved and adopted by the shareholders, the Restated Code will become effective immediately.

      The substance and effect of certain provisions of the Restated Code are described below. The complete text of the proposed Restated Code is set forth in Exhibit “B” to this Proxy Statement. The following discussions are qualified in their entirety by reference to the text of the Restated Code.

Amendments Affecting the Directors, including a Classified Board.

      The Restated Code reflects changes to the number, nomination procedures, election, term, vacancy and removal of directors. Specifically, the Restated Code contains a wholly revised Article III, Directors.

      Article III, Section 1 (Number of Directors) provides that the number of directors shall be not less than five (5), nor more than twenty-five (25), and that the exact number shall be determined from time to time by a two-thirds majority vote of the whole Board of Directors. The exact number shall be eight (8) unless otherwise determined.

      Article III, Section 2 (Nominations) prescribes the procedures under which a person is nominated for election to the Board of Directors. Specifically, individuals may be nominated at a meeting of the shareholders by or at the direction of the Board of Directors. Nominations made by shareholders must comply strictly with the provisions of Article III, Section 2. Those provisions provide that timely notice of such nomination must be provided to the Secretary of the

Corporation. To be considered timely, a shareholder notice must be delivered not less than ninety (90), nor more than one hundred twenty (120) days prior to the shareholder meeting at which the nominee may be elected to the Board of Directors; provided, however, that in the event that less than ninety (90) days notice of the meeting is provided to shareholders, timely notice must be delivered no later than the close of business on the seventh (7th) day following the date public disclosure of the meeting was made. A shareholder’s timely notice to the Secretary shall set forth the name, age, business address and residence address of the nominee, principle occupation or employment history of the nominee for the past five (5) years, and the class and number of shares of capital stock of the Corporation which are directly and beneficially owned by such nominee; and, as to the shareholder providing such notice, the name and record address of the shareholder and the class and number of shares of capital stock of the Corporation which are directly and beneficially owned by such shareholder. Additional information may be required by the Corporation. These nominating procedures afford the Board of Directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, the opportunity to inform shareholders about the merits of such qualifications. The provisions contained in Article III, Section 2 of the Restated Code do not give the Board of Directors any power to approve or disapprove of shareholder nominations for election of directors, although it may have the effect of precluding a contest for the election of directors if the procedures established by it are not followed. The provisions may also discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors. For these reasons, the Board of Directors believes that this Article III, Section 2 may have an anti-takeover effect.

      Article III, Section 3 (Election and Term of Directors) provides for a classified Board of Directors. A classified Board of Directors would operate to divide the Board into three (3) separate classes of directors, as nearly equal in number as possible, to serve a three (3) year term or until their successors are duly elected and qualified with each class being elected at different annual shareholder meetings. Following the effectiveness of this provision, Class I will consist of two (2) directors who will serve for an initial term of one (1) year, Class II will consist of three (3) directors who will serve for an initial term of two (2) years, and Class III will consist of three (3) directors who will serve for an initial term of three (3) years. At each annual meeting after 2000, directors will be elected to succeed those whose terms then expire and each newly elected director will serve for a three (3) year term. The Restated Code would replace the prior system of electing all of the directors annually for one (1) year terms.

      If the number of directors constituting the Board is increased or decreased, the resulting number of directors will be apportioned among the three (3) classes so as to make all classes as nearly equal in number as possible, except that the term of any incumbent director may not be shortened.

      The affect of a classified Board of Directors may be circumvented by increasing or decreasing the size of the Board. At present, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, are required to be filled by a majority of the remaining members of the Board, although less than a quorum, and each person so elected serves as a director until a successor is elected by the shareholders. The Restated Code provides that the size of the Board may be fixed solely by action of the Board itself, and that any vacancies in the Board of Directors be filled by a majority vote of the remaining directors then in office, even though less than a quorum, and each person so elected would serve for the remainder of the full term of the class in which the new directorship was created or the vacancy occurred.

      Since directors will be serving for longer terms which expire at different times, and may be removed only for cause by a supermajority vote of shareholders (see below), the Board of Directors believes that a classified Board will promote continuity of management and, thereby enhance the ability of the Corporation to carry out long-range plans and goals for its benefit and the benefit of its shareholders. Although the Corporation has not experienced difficulties in the past in maintaining continuity of the Board and management, the Board of Directors believes that a classified Board will assist the Corporation in maintaining this continuity of management into the future. Additionally, the classified Board has certain anti-takeover effects that the Board believes will deter unsolicited takeover attempts and protect the value of each shareholder’s investment in the Corporation.

      A classified Board would also extend the time it would take for a majority shareholder to obtain control of the Board of Directors, thereby limiting such abusive takeover tactics as two tiered tender offers. Assuming each class of directors is equal in size, a majority shareholder could not obtain control of the Board until the second annual shareholders’ meeting after it acquired a majority of the voting stock. During this time, the Board of Directors would have a better opportunity to negotiate with any such majority shareholder to obtain a more favorable price and terms in any merger or tender offer.

      Article III, Section 3 further provides that amendment to such section (eliminating the classified Board) requires a 66 2/3% majority vote of the shareholders.

      Article III, Section 4 (Vacancies) provides that any vacancies in the Board shall be filled by a majority vote of the remaining directors and such director shall hold office for the unexpired portion of the term of the directorship. If the vacancy is created through an increase in the number of directors, the Board of Directors shall also determine the class of such directorship.

      Article III, Section 5 (Removal of Directors) provides that directors shall only be removed with a showing of cause by the affirmative vote of the holders of not less than 66 2/3% of the voting stock of the Corporation. Currently, the Code of Regulations is silent as to removal of directors and therefore directors can be removed for any reason. Currently, a potential acquirer could remove all of the directors at a meeting of shareholders and install its own slate of directors, thus gaining full control of the Board of Directors. Approval of the Restated Code will require such a potential acquirer to demonstrate cause as to why such directors should be removed, and shall further require such acquirer to gain approval of the holders of not less than 66 2/3% of the voting stock of the Corporation.

      The Board believes that the threat of its removal would significantly weaken its bargaining strength in the event of an unwanted solicitation of the Corporation. The directors would be deprived of the time necessary to effectively evaluate any given proposal, to study alternatives to that proposal, and to make adequate and informed recommendations to the shareholders.

      The effect of this provision is to make removal of the directors more difficult. The provision may also have the effect of making takeover and changing control of the Corporation more difficult. Additionally, the provision may have an adverse effect on the willingness of large shareholders to purchase shares of the Corporation.

      The effect of the new Article III, in the aggregate, may be to discourage tender offers and proxy contests and could deprive shareholders of the opportunity to participate in such occurrences if they so desire. The new Article III could also have the effect of discouraging accumulation of a substantial number of shares by any person or entity which would tend to reduce temporary fluctuations of the price of shares and potentially deprive shareholders of the ability to sell   shares at temporarily inflated prices. By impeding the ability of shareholders to remove the directors, the shareholders may be deprived of the ability to participate in tender offers and proxy contests if they so desire, at the expense of protecting the Board and management. Conversely, the proposal will vest the Board with the ability to negotiate with a potential suitor without feeling the pressure that they will be removed if they do not react quickly to the tender offer or proxy contest.

      Adoption of the Restated Code requires the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power of the Corporation.

Anti-Takeover Affects.

      The amendments contained in the Restated Articles and the Restated Code, including amending the Control Share Acquisition Article, providing for serial preferred shares, eliminating preemptive rights, controlling the number of directors, the nominating procedures for directors, classifing the Board of Directors, and filling of vacancies and removing directors for cause may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control of the Corporation by a holder of a large block of the Corporation’s stock or other person or the removal of incumbent management, even if such actions may be beneficial to the Corporation’s shareholders generally.

      Adoption of the Restated Articles and the Restated Code are not in response to any effort, of which the Corporation is aware, to accumulate the common stock or to obtain control of the Corporation. The Board of Directors has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or a corporate restructuring, including proxy fights in partial tender offers and the related use of two tier pricing. The Board of Directors believes that the use of these tactics can place undue pressure on a Corporation’s Board of Directors and shareholders to act hastily and on incomplete information, and, therefore, can be highly disruptive to the Corporation as well as result in unfair differences in treatment of shareholders who act immediately in response to an announcement of takeover activity and those who choose to act later, if at all.

      The provisions contained in the Restated Articles and the Restated Code may have the effects of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board of Directors, but that the holders of the majority of the shares of common stock may deem to be in their best interest or in which some or all of the shareholders may receive a substantial premium over prevailing market prices for their stock. By having the effect of discouraging takeover attempts, the Restated Articles and Restated Code also could have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the common stock that often result from actual or rumored takeover attempts.

      The Board of Directors recognizes that a takeover might in some circumstances be beneficial to some or all of the Corporation’s shareholders, but, nevertheless, believes that the shareholders as a whole will benefit from the adoption of the provisions contained within the Restated Articles and the Restated Code. The complete text of the Restated Articles is set forth in Exhibit A; the complete text of the Restated Code is set forth in Exhibit B.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information regarding beneficial ownership as of December 31, 1999, of the Corporation’s common shares of each Director and all Executive Officers as a group.

	Aggregate Number of
	Shares Beneficially		Percent of
Name	Owned (A)		Outstanding Shares

Benjamin R. Brown	49,453		.65%

Richard L. Calvin	68,650		.90%

Joseph D. Lane	8,015		.01%

David C. Myers	48,409		.63%

Edward A. Ort	14,188		.19%

Frank L. Paden	18,716		.25%

William D. Stewart	58,059		.76%

Ronald V. Wertz	58,905		.77%

Executive Officers as a Group	25,857	(B)	.34%

All Directors and Executive Officers as a Group	331,536		4.08%

(A) Information relating to beneficial ownership is based upon information available to Farmers and uses “Beneficial Ownership” concepts set forth in the rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, Beneficial Ownership includes those shares over which an individual has sole or shared voting, and/or investment powers such as beneficial interest of a spouse, minor children, or other relatives living in the home of the named individual, trusts, estates and certain affiliated companies.

(B) Includes 18,716 shares held by Frank L. Paden, President and CEO of Farmers National Bank of Canfield and President and Secretary of the Corporation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s Directors and executive officers, and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

      To the Corporation’s knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during 1999, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

COMMITTEES OF THE BOARD OF DIRECTORS

      During 1999, the Board of Directors of the Corporation held twelve regular monthly meetings and six special meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they serve. Members of the Board of Directors receive $500 for each board meeting they attend, and $300 for each committee meeting they attend with the exception of Mr. Paden who does not receive any compensation for committee meetings.

      At the Director’s organizational meeting, held immediately following the last Annual Shareholders Meeting of The Farmers National Banc Corp, held on March 25, 1999, the following committees were appointed by the President & Secretary:

      The Board of Directors has an Audit Committee consisting of Messrs. Myers, Brown, Ort and Wertz. The Audit Committee reviews the internal auditing procedures and controls of the Corporation and its subsidiaries. The Audit Committee also reviews reports from both the internal and external auditor. The Audit Committee formally report to the full Board of Directors its evaluations, conclusions and recommendations with respect to Corporation’s effectiveness of their policies, practices and controls. The Audit Committee met four times during 1999.

      The Board of Directors has a Discount Loan Committee consisting of all the directors. The function of this committee is to review all loans made during the previous week and to approve any new loan applications or loan commitments which are greater than the lending limits of specific loan officers or the Executive Loan Committee. This committee meets on a regular weekly basis with three members of the bank’s Executive Loan Committee.

      The Board of Directors has a Building Committee consisting of all the directors. The function of this committee is to oversee site selection for new offices, remodeling projects and any other modifications to the Corporation’s buildings. This committee did not meet in 1999.

      The Board of Directors has a Long Range and Strategic Planning Committee consisting of all the directors. This committee is responsible for the formulation and implementation of the Corporation’s long range Strategic Plan and short term Business Plan. This committee met once in 1999.

      The Board of Directors has a Risk Management and Insurance Committee consisting of Messrs.. Wertz, Brown, Calvin and EVP/CFO Culp. The function of this committee is to annually review all insurance protection and coverage maintained by the corporation. This committee met once in 1999.

      The Board of Directors has an Executive Compensation and Employees Salary Committee consisting of Messrs. Brown, Calvin, Lane, Myers, Ort, Stewart and Wertz. During 1999, this Compensation Committee met once. Duties of this committee include reviewing the performance of and establishing compensation for the officers of the Corporation’s subsidiary, Farmers National Bank. The Compensation Committee also administers the Farmers National Banc Corp. 1999 Stock Option Plan.

      The Board of Directors has a Nominating Committee consisting of all the directors. During 1999, the Nominating Committee met once. This committee is responsible for selecting and recommending to the Board of Directors with respect to: (a) nominees for election at the Annual Meeting of the shareholders; (b) nominees to fill Board vacancies; and (c) the composition of membership of the various other standing board committees. The Nominating Committee will consider director nominees recommended by shareholders provided these nominations are in accordance with the procedures set forth in the Corporation’s Code of Regulations.

      NOTE: THE ABOVE COMMITTEES ARE COMMITTEES OF THE FARMERS NATIONAL BANK OF CANFIELD (THE BANK), A WHOLLY OWNED SUBSIDIARY OF FARMERS NATIONAL BANC CORP. CURRENTLY, THE MEMBERS OF FARMERS’ BOARD OF DIRECTORS ALSO SERVE AS THE DIRECTORS OF THE BANK, AND ATTEND BOARD MEETINGS FOR BOTH FARMERS AND THE BANK. ALTHOUGH THESE MEETINGS ARE CONDUCTED SEPARATELY ON THE SAME DAY, A MEMBER RECEIVES COMPENSATION (WHICH IS PAID BY FARMERS) FOR ONLY ONE MEETING, CONSEQUENTLY, MEMBERS ATTENDING A MEETING OF THE BOARDS OF BOTH FARMERS AND THE BANK ON A SINGLE DAY ARE CREDITED WITH ONE BOARD MEETING FOR ATTENDANCE AND COMPENSATION PURPOSES.

SUMMARY COMPENSATION TABLE

		Annual Salary	401(k)	All Other
		and Director	Corporation	Compensation
Name and Principal Position	Year	Fees (a)	Contribution (b)	(c)

Frank L. Paden, President & CEO	1999	124,426	9,377	686

	1998	118,917	7,975	383

	1997	93,665	7,486	1,038

(a) The amount of Director Fees included in this annual amount is as follows: Paden ($10,300, $9,300 and $7,900).

(b) In May, 1996, the Corporation adopted a 401(k) Profit Sharing Retirement Savings Plan. All employees of Farmers National Bank who have completed at least one year of service and meet certain other eligibility requirements are eligible to participate in the Plan. Under the terms of the Plan, employees may voluntarily defer a portion of their annual compensation, not to exceed 15%, pursuant to Section 401(k) of the Internal Revenue Code. The Corporation matches a percentage of the participants’ voluntary contributions up to 6% of gross wages. In addition, at the discretion of the Board of Directors, the Corporation may make an additional profit sharing contribution to the Plan. The Corporation’s contributions are subject to a vesting schedule and the Plan meets the requirements of Section 401(a) of the Internal Revenue Code and Department of Labor Regulations under ERISA.

(c) Amounts represent cost of group term life insurance and other benefits.

      Listed is the total compensation paid by the Corporation’s subsidiary, The Farmers National Bank of Canfield during the latest fiscal year to the named person(s) for services in all capacities, specifically setting forth the direct compensation to the President & CEO. No other executive officer of Farmers receives the total annual salary and bonus in excess of $100,000.

      In 1991, as a result of certain changes in the Internal Revenue Code, the Bank’s pension plan was amended to reduce significantly the benefits of several key employees, including those of Mr. Paden. As a result, the Bank has entered into Deferred Compensation Agreements with certain of its executive officers, including Mr. Paden. Under the terms of the Deferred Compensation Agreement, he will receive monthly payments of $930.00 for a period of two hundred and four (204) months, commencing with retirement age of 65. This agreement also provides that these executive officers will be available to perform consulting services for the Bank during the period he is receiving these payments, and prohibits him from entering into competition with the Corporation during that same period. In the event that any payments should still remain due and payable to the executive officer under the Agreement at the time of his death, those payments would be made to his surviving spouse. In the event that any payment should still remain due and payable to either the executive officer or his spouse under the Agreement at the death of the survivor of them, those payments would be reduced to their then present value at a predetermined rate of interest and paid to the estate of the survivor in a lump sum. Payments will be prorated in the event the employee retires before the age of 65, and will be increased proportionately if he retires after the age of 65. The Agreement is funded by a life insurance policy owned by the bank, on which the Bank is the beneficiary and the premiums of which are paid by the Bank.

FARMERS NATIONAL BANC CORP. 1999 STOCK OPTION PLAN

      The following table sets forth the incentive stock options granted to the Corporation’s President and CEO under the Farmers National Banc Corp. 1999 Stock Option Plan. Under Securities and Exchange Commission regulation, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Corporation has chosen the “five percent/ten percent” formula approved by the SEC. However, the ultimate value will depend on the market value of the Corporation’s stock at a future date, which may not correspond to the projections below.

					Potential Realizable Value
					at Assumed Annual Rate
					of Stock Price Appreciation
	Individual Grants				for Option Term

		% of Total Options	Exercise

		Granted to	Price (2)

Name	Options Granted (1)	Employees	Per share	Expiration Date	5%	10%

Frank L. Paden	5,000	15.6%	$14.75	11/09/2009	$121,131	$191,289

(1) Options granted in 1999 are incentive stock options which are exercisable equally over a five year vesting period, however, all options become immediately exercisable in the event of a change in control of the Corporation. These options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment.

(2) Exercise price is the fair market value on the date of the grant.

      The following table sets forth the number and value of all unexercised incentive stock options held by the Corporation’s President & CEO at year-end. The value of “in-the-money” options refers to option having an exercise price which is less than the market price of the Corporation’s stock on December 31, 1999. In addition, the table sets forth the number of options exercised, if any during the year and indicates the amount of value realized upon such exercise.

			Number(#) of	Value ($) of
			Unexercised Options	Unexercised Options
			on 12/31/99	on 12/31/99 (2)
	Shares Acquired on	Net Value ($)	Exercisable/	Exercisable/
Name	Exercise	Realized (1)	Unexercisable	Unexerciable

Frank L. Paden	0	$0	0 / 5,000	$0 / $0

(1) Represents estimated market value of the corporation’s common stock at exercise date, less the exercise price.

(2) Represents estimated market value of the corporation’s common stock at December 31, 1999, less the exercise price.

      No Employment Contracts or Golden Parachute Agreements exist between any executive officer and either Farmers National Banc Corp. or The Farmers National Bank of Canfield.

INDEBTEDNESS OF MANAGEMENT

      Farmers has had, and expects to have in the future, banking transactions in the ordinary course of business with Directors, executive officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Since the beginning of 1999, the largest aggregate extensions of credit to executive officers, Directors and their associates during the year ended December 31, 1999 was $1,610,355 or 3.10% of Equity Capital Accounts. In the opinion of the management of Farmers, these transactions do not involve more than a normal risk of collectability or present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is made up of all of the outside Directors of Farmers. No officers of the corporation sit on this committee. This committee reports back to the full board but its decisions are not subject to full board approval. The committee has the purpose and responsibility of providing the Bank, its staff and the communities it serves with consistent long-term leadership of the highest quality possible while protecting the interests of the shareholders.

      The committee sets the limits for increases in the aggregate for all staff, reviews performance of executive officers and sets their salaries for the coming year. In addition, any incentive/bonus program is set by the board based on the recommendation of the compensation committee.

      The committee takes a straightforward approach to the review of executives and bases its consideration of salaries on specific job performance, contribution to target levels of growth, profitability, stability, capital and return on equity (ROE) and return on assets (ROA). Also considered is the executive’s contribution to the general success of the Bank and its business plan and community standing, which cannot necessarily be quantified in an appropriated manner but is weighted heavily in a community bank, which is located exclusively in small communities. Successful bank operations are contingent upon accomplishment in all areas and integration with the business community’s direction and success in our market areas. Executive performance must therefore be evaluated by using these factors as well. Specific results of each executive’s area of responsibility are evaluated and considered, but would not be appropriately discussed here as a matter of confidentiality.

      The committee evaluates the President on the same basis as other executive offices with weight being given to the achievement of target levels of growth, capital and return on equity and, in addition, specific target goals of the overall strategic plan of the Bank. The accomplishment of meeting the goals and targets are reflected in the Summary Compensation Table.

      The members of the Compensation Committee are Benjamin R. Brown, Chairman; Richard L. Calvin, Joseph D. Lane, David C. Myers, Edward A. Ort, William D. Stewart and Ronald V. Wertz. None has registered a disagreement with the above report.

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee is currently or was at any time during 1999, an officer or an employee of, or had an employment agreement with the Corporation or the Bank. No corporate or committee interlocks exist which require disclosure under SEC regulations.

[PICTURE]

================================================================================

PERFORMANCE GRAPH

      The Securities and Exchange Commission requires a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. The Corporation has selected the NASDAQ Stock Market US Index and the NASDAQ Banks Index for purposes of this performance comparison which appears below. The Performance Graph presents a comparison which assumes $100 invested on December 31, 1994, in the Corporation’s common stock, The NASDAQ Stock Market US Index and the NASDAQ Banks Index.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
AMONG FARMERS NATIONAL BANC CORP.,
THE NASDAQ STOCK MARKET (U.S. INDEX
AND THE NASDAQ BANKS INDEX

[GRAPH]

* $100 INVESTED ON 12/31/94 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS FISCAL YEAR ENDING DECEMBER 31.

	12/94	12/95	12/96	12/97	12/98	12/99

Farmers National Banc Corp.	100	147	192	268	382	279

NASDAQ Stock Mkt-US	100	141	174	213	300	542

NASDAQ Bank	100	149	197	329	327	314

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has elected Hill, Barth and King to serve as the Corporation’s independent public accountant for the fiscal year ending December 31, 2000. Hill, Barth and King also served as the Corporation’s independent public accountant for the fiscal year ended December 31, 1999. Hill, Barth and King is expected to have a representative present at the Annual Meeting and will be available to respond to shareholders’ questions and if they desire, will have an opportunity to make any statement they consider appropriate.

SHAREHOLDER PROPOSALS

      Any Shareholder proposal intended to be placed in the Proxy Statement for the 2000 Annual Meeting to be held in March 2001 must be received by the Corporation no later than December 1, 2000. Written proposals should be sent to Carl D. Culp, Executive Vice President and Treasurer, Farmers National Banc Corp., 20 South Broad Street, P.O. Box 555, Canfield, Ohio 44406. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

ANNUAL REPORT ON FORM 10-K

      A copy of the Corporation’s 1999 report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders upon written request to Carl D. Culp, Executive Vice President and Treasurer, Farmers National Banc Corp., 20 South Broad Street, P.O. Box 555, Canfield, Ohio 44406.

BY ORDER OF THE BOARD OF DIRECTORS,

FRANK L. PADEN, PRESIDENT & SECRETARY

Exhibit “A”

FIRST AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
FARMERS NATIONAL BANC CORP.

ARTICLE I

      The name of the corporation is Farmers National Banc Corp.

ARTICLE II

      The place in the State of Ohio where the principal office of the corporation is to be located is in the City of Canfield, County of Mahoning.

ARTICLE III

      The purpose for which the corporation is formed is to engage in any lawful act or activity for which corporations may be formed under the General corporation Act of Ohio.

ARTICLE IV

      The aggregate number of common shares which the corporation is authorized to have outstanding is Twelve Million Five Hundred Thousand (12,500,000) shares divided into two classes as follows: 12,490,000 Common Shares; 10,000 Serial Preferred Shares. Each Common Share is without par value; each Serial Preferred Share has a par value of $10.00 unless otherwise designated by the Board of Directors. The total number of authorized and outstanding shares of common stock shall be changed from time to time to reflect economic conditions of the corporation and business opportunities available to the shareholders of the corporation. Shares of the authorized and outstanding common stock may be redeemed by the corporation at a regularly or specially called meeting for said purpose. Furthermore, the corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its capital, except where otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.

EXPRESS TERMS OF THE SERIAL PREFERRED SHARES

      SECTION 1. The Serial Preferred Shares may be issued from time to time in one or more series. All shares of Serial Preferred Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of Sections 2 to 7, both inclusive, of this Article, which provisions shall apply to all Serial Preferred Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series prior to the issuance thereof to fix:

            (a) The designation of the series, which may be by distinguishing number, letter or title;

            (b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding);

            (c) The annual dividend rate of the series;

            (d) The dates at which dividends, if declared, shall be payable, and the dates from which dividends shall be cumulative;

            (e) The redemption rights and price or prices, if any, for shares of the series;

            (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

            (g) The amounts payable on shares of the series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the corporation;

            (h) Whether the shares of the series shall be convertible into Common Shares and, if so, the conversion price or prices, any adjustments thereof, and all other terms and conditions upon which conversion may be made;

            (i) Restrictions (in addition to those set forth in Sections 5(b) and 5(c) of this Article) on the issuance of shares of the same series or of any other class or series; and

            (j) The voting rights of such shares, which may be different from the voting rights of the Common Shares, including requirements to approve specifically certain actions of the corporation, which require shareholder approval.

      The Board of Directors is authorized to adopt from time to time amendments to the Articles of Incorporation fixing, with respect to each such series, the matters described in clauses (a) through (j), both inclusive, of this Section l.

      SECTION 2. The holders of Serial Preferred Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Serial Preferred Shares, shall be entitled to receive out of any funds legally available and when and as declared by the Board of Directors dividends in cash at the rate for such series fixed in accordance with the provisions of Section 1 of this Article and no more, payable quarterly on the dates fixed for such series. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends may be paid upon or declared or set apart for any of the Serial Preferred Shares for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, ratably in proportion to the respective annual dividend rates fixed therefore, shall be paid upon or declared or set apart for all Serial Preferred Shares of all series then issued and outstanding and entitled to receive such dividend.

      SECTION 3. In no event so long as any Serial Preferred Shares shall be outstanding shall any dividends, except a dividend payable in Common Shares or other shares ranking junior to the Serial Preferred Shares, be paid or declared or any distribution be made except as aforesaid on the Common Shares or any other shares ranking junior to the Serial Preferred Shares, nor shall any Common Shares or any other shares ranking junior to the Serial Preferred Shares be purchased, retired or otherwise acquired by the corporation (except out of the proceeds of the sale of Common Shares or other shares ranking junior to the Serial Preferred Shares received by the corporation subsequent to April 1, 2000), unless:

         (a) All accrued and unpaid dividends on Serial Preferred Shares, including the full dividends for the current quarterly dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart; and

         (b) There shall be no arrearages with respect to the redemption of Serial Preferred Shares of any series from any sinking fund provided for shares of such series in accordance with Section 1 of this Article.

      SECTION 4. (a) The holders of Serial Preferred Shares of any series shall, in case of liquidation, dissolution or winding up of the affairs of the corporation, be entitled to receive in full out of the assets of the corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Serial Preferred Shares, the amounts fixed with respect to shares of such series in accordance with Section 1 of this Article, plus an amount equal to all dividends accrued and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the corporation. In case the net assets of the corporation legally available therefore are insufficient to permit the payment upon all outstanding Serial Preferred Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding Serial Preferred Shares in proportion to the full preferential amount to which each such share is entitled.

      After payment to holders of Serial Preferred Shares of the full preferential amounts as aforesaid, holders of Serial Preferred Shares as such shall have no right or claim to any of the remaining assets of the corporation.

            (b) The merger or consolidation of the corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the corporation, shall not be deemed to be a dissolution, liquidation or winding up for purposes of this Section 4.

      SECTION 5. (a) The holders of Serial Preferred Shares shall be entitled to one vote for each share of such stock upon all matters presented to the shareholders; and, except as otherwise provided herein or required by law, the holders of Serial Preferred Shares and the holders of Common Shares shall vote together as one class on all matters. The number of votes of each Serial Preferred Share may be different than the number of votes of each Common Share.

      If and so often as, the corporation shall be in default in the payment of two (2) full quarterly dividends (whether or not consecutive) on any series of Serial Preferred Shares at the time outstanding, whether or not earned or declared, the holders of Serial Preferred Shares of all series, voting separately as a class and in addition to all other rights to vote for directors, shall be entitled to elect, as herein provided, two (2) members of the Board of Directors of the corporation; provided, however, that the holders of Serial Preferred Shares shall not have or exercise such special class voting rights except at meetings of the shareholders for the election of directors at which the holders of not less than one-third of the outstanding Serial Preferred Shares of all series then outstanding are present in person or by proxy; and provided further that the special class voting rights provided for herein when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on the Serial Preferred Shares of all series then outstanding shall have been paid, whereupon the holders of Serial Preferred Shares shall be divested of their special class voting rights in respect of subsequent elections of directors, subject to the revesting of such special class voting rights in the event hereinabove specified in this paragraph.

      In the event of default entitling the holders of Serial Preferred Shares to elect two (2) directors as above specified, a special meeting of the shareholders for the purpose of electing such directors shall be called by the Secretary of the corporation upon written request of, or may be called by, the holders of record of at least ten percent (10%) of the Serial Preferred Shares of all series at the time outstanding and notice thereof shall be given in the same manner as that required for the annual meeting of shareholders; provided, however, that the corporation shall not be required to call such special meeting if the annual meeting of shareholders shall be held within one hundred twenty (120) days after the date of receipt of the foregoing written request from the holders of Serial Preferred Shares. At any meeting at which the holders of Serial Preferred Shares shall be entitled to elect directors, the holders of one-third of the then outstanding Serial Preferred Shares of all series, present in person or by proxy, shall be sufficient to constitute a quorum and the vote of the holders of a majority of such shares so present at any such meeting at which there shall be a quorum shall be sufficient to elect the members of the Board of Directors which the holders of Serial Preferred Shares are entitled to elect as hereinabove provided. The two directors who may be elected by the holders of Serial Preferred Shares pursuant to the foregoing provisions shall be in addition to any other directors then in office or proposed to be elected otherwise than pursuant to such provisions, and nothing in such provisions shall prevent any change otherwise permitted in the total number of directors of the corporation or require the resignation of any director elected otherwise than pursuant to such provisions. Notwithstanding any classification of the other directors of the corporation, the two directors elected by the holders of Serial Preferred Shares shall be elected annually for terms expiring at the next succeeding annual meeting of shareholders.

         (b) The affirmative vote of the holders of at least two-thirds of the Serial Preferred Shares at the time outstanding, given in person or by proxy at a meeting called for the purpose at which the holders of Serial Preferred Shares shall vote separately as a class, shall be necessary to effect any one or more or the following (but so far as the holders of Serial Preferred shares are concerned, such action may be effected with such vote):

            (i) Any amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of the Regulations of the corporation which affects adversely the voting powers, rights or preferences of the holders of Serial Preferred Shares; provided, however, that for the purpose of this clause only, neither the amendment of the Articles of Incorporation so as to authorize or create, or to increase the authorized or outstanding amount of, Serial Preferred Shares or of any shares of any class ranking on a parity with or junior to the Serial Preferred Shares, nor the amendment of the provisions of the Regulations so as to increase the number of directors of the corporation shall be deemed to affect adversely the voting powers, rights or preferences of the holders of Serial Preferred Shares; and provided further that if such amendment, alteration or repeal affects adversely the rights or preferences of one or more but not all series of Serial Preferred Shares at the time outstanding, only the affirmative vote of the holders of at least two-thirds of the number of shares at the time outstanding of the series so affected shall be required;

            (ii) The authorization or creation of, or the increase in the authorized amount of, any shares of any class, or any security convertible into shares of any class, ranking prior to the Serial Preferred Shares; or

            (iii) The purchase or redemption (for sinking fund purposes or otherwise) of less than all of the Serial Preferred Shares then outstanding except in accordance with a stock purchase offer made to all holders of record of Serial Preferred Shares, unless all dividends upon all Serial Preferred Shares then outstanding for all previous quarterly dividend periods shall have been declared and paid or funds therefore set apart and all accrued sinking fund obligations applicable thereto shall have been complied with.

         (c) The affirmative vote of the holders of at least a majority of the Serial Preferred Shares at the time outstanding, given in person or by proxy at a meeting called for the purpose at which the holders of Serial Preferred Shares shall vote separately as a class, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preferred Shares are concerned, such action may be effected with such vote):

            (i) The sale, lease or conveyance by the corporation of all or substantially all of its property or business, or its consolidation with or merger into any other corporation unless the corporation resulting from such consolidation or merger will have after such consolidation or merger no class of shares either authorized or outstanding ranking prior to or on a parity with the Serial Preferred Shares except the same number of shares ranking prior to or on a parity with the Serial Preferred Shares and having the same rights and preferences as the shares of the corporation authorized and outstanding immediately preceding such consolidation or merger, and each holder of Serial Preferred Shares immediately preceding such consolidation or merger shall receive the same number of shares, with the same rights and preferences, of the resulting corporation; or

            (ii) The authorization of any shares ranking on a parity with the Serial Preferred Shares or an increase in the authorized number of Serial Preferred Shares.

      SECTION 6. For the purpose of this Article, whenever reference is made to shares “ranking prior to the Serial Preferred Shares” or “on a parity with the Serial Preferred Shares,” such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation are given preference over, or rank on an equality with (as the case maybe) the rights of holders of Serial Preferred Shares; and whenever reference is made to shares “ranking junior to the Serial Preferred Shares,” such reference shall mean and include all shares of the corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation are junior and subordinate to the rights of the holders of Serial Preferred Shares.

ARTICLE V

      The Board of Directors of the corporation is hereby authorized to fix and determine and to vary the amount of working capital of the corporation, to determine whether any and, if any, what part of its surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to shareholders,and without action by the shareholders, to use and apply such surplus or any part thereof at any time or from time to time in the purchase or acquisition of shares of any class, voting trust certificates for shares, bonds, debentures, notes, script, warrants, obligations, evi-

dences of indebtedness of the corporation or other securities of the corporation, to such extent or amount and in such manner and upon such terms as the Board of Directors of the corporation shall deem expedient to the extent not prohibited by law.

ARTICLE VI

      In the absence of fraud, no contract or other transaction between the corporation and any other person, corporation, firm, syndicate, association, partnership, or joint venture shall be wholly or partially invalidated or otherwise affected by reason of the fact that one or more of the directors of the corporation are or become directors or officers of such other corporation, firm, syndicate or association, or members of such partnership or joint venture, or are pecuniarily or otherwise interested in such contract or transaction, provided, that the fact such director or directors of the corporation are so situated or so interested or both, shall be disclosed or shall have been known to the Board or Directors of the corporation. Any director or directors of the corporation who is (are) also a director or officer of such other corporation, firm, syndicate or association, or a member of such partnership, or joint venture, or is pecuniarily or otherwise interested in such contract or transaction, may be counted for the purpose of determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction and, in the absence of fraud, and as long as he acts in good faith, any such director may vote thereat to authorize any such contract or transaction with like force and effect as if he were not a director or officer of such corporation, firm, syndicate or association, or a member of such partnership or joint venture, or pecuniarily or otherwise interested in such contract or transaction.

ARTICLE VII

      The corporation shall indemnify any director or officer and any former director or officer of the corporation and any such director or officer who is or has served at the request of the corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his heirs, executors and administrators) against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by applicable law. The indemnification provided for herein shall not be deemed to restrict the power of the corporation (i) to indemnify employees, agents and others to the extent not prohibited by law, (ii) to purchase and maintain insurance or furnish similar protection on behalf of or for any person who is or was a director, officer or employee of the corporation, or any person who is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, and (iii) to enter into agreements with persons of the class identified in clause (ii) above indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against or incurred by them in such capacities.

ARTICLE VIII

      In no event shall a shareholder have the right to vote cumulatively in the election of Directors.

ARTICLE IX

      SECTION 1. No Person shall make a Control Share Acquisition without the prior authorization of the corporation’s shareholders.

         (a) In order to obtain the shareholders’ authorization of a Control Share Acquisition, a Person shall deliver a notice (the “Notice”) to the corporation at its principal place of business that sets forth all of the following information:

            (i) The identity of the Person who is giving the Notice;

            (ii) A statement that the Notice is given pursuant to this Article IX;

            (iii) The number and class of shares of the corporation owned, directly or indirectly, by the Person who gives the Notice;

            (iv) The range of voting power under which the proposed Control Share Acquisition would, if consummated, fall;

            (v) A description in reasonable detail of the terms of the proposed Control Share Acquisition; and

            (vi) Representations, supported by reasonable evidence, that the proposed Control Share Acquisition, if consummated, would not be contrary to law and that the Person who is giving the Notice has the financial capacity to make the proposed Control Share Acquisition.

         (b) Within ten (10) days after receipt by the corporation of a Notice that complies with paragraph (a), the Board of Directors of the corporation shall call a special meeting of shareholders to consider the proposed Control Share Acquisition. Such special meeting shall be held not later than fifty (50) days after receipt of the Notice by the corporation, unless the Person who delivered the Notice agrees to a later date. However, the Board of Directors shall have no obligation to call such meeting if it makes a determination within ten (10) days after receipt of the Notice (1) that the Notice was not given in good faith, (2) that the proposed Control Share Acquisition would not be in the best interest of the corporation and its shareholders or others whose interests the Board of Directors may take into consideration, or (3) that the Person who delivered the Notice has failed to adequately demonstrate (A) that such Person has the financial capacity to make the proposed Control Share Acquisition, or (B) that the proposed Control Share Acquisition would not be contrary to law if consummated. The Board of Directors may adjourn such meeting if, prior to such meeting, (1) the corporation has received a Notice from any other Person, or (2) a merger, consolidation or sale of assets of the corporation has been approved by the Board of Directors and the Board of Directors has determined that the Control Share Acquisition proposed by such other Person or the merger, consolidation or sale of assets of the corporation should be presented to shareholders at an adjourned meeting or at a special meeting held at a later date.

      If the Board of Directors determines that a special meeting of shareholders should not be called pursuant to this paragraph (b), the determination shall not be deemed void or voidable merely because one or more of the directors or officers who participated in making such determination may be deemed to be other than disinterested if the material facts of the relationship giving rise to a basis for self-interest are known to the directors and the directors, in good faith reasonably justified by the facts, make such determination by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum. For purposes of this paragraph, “disinterested directors” shall mean directors whose material contacts with the corporation are limited principally to activities as a director or shareholder. Persons who have substantial, recurring business or professional contacts with the corporation shall not be deemed to be “disinterested directors” for purposes of this provision. A director shall not be deemed to be other than a “disinterested director” merely because he or she would no longer be a director if the proposed Control Share Acquisition were approved and consummated.

         (c) The corporation shall give notice of such special meeting to all shareholders of record as of the record date set for such meeting as promptly as practicable. Such notice shall include or be accompanied by a copy of the Notice and by a statement of the corporation, authorized by the Board of Directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed Control Share Acquisition.

         (d) The Person who delivered the Notice may make the proposed Control Share Acquisition if both the following occur: (1) the shareholders of the corporation authorize such acquisition at the special meeting called by the Board of Directors and held for that purpose, and at which a quorum is present, by an affirmative vote of a majority of the voting shares represented at such meeting in person or by proxy, and by a majority of the portion of such voting shares represented at such meeting in person or by proxy excluding the votes of Interested Shares; and (2) such acquisition is consummated, in accordance with the terms so authorized, not later than one hundred eighty (180) days following such shareholder authorization of the Control Share Acquisition.

         (e) Shares issued or transferred to any Person in violation of this Article IX shall be valid only with respect to such amount of shares as does not result in a violation of this Article IX, and such issuance or transfer shall be null and void with respect to the remainder of such shares (any such remainder of shares being hereinafter called “Excess Shares”). If the second clause of the foregoing sentence is determined to be invalid by virtue of any legal decision, statute, rule or regulation, any Person who holds Excess Shares in violation of this Article IX shall be conclusively deemed to have acted as an agent on behalf of the corporation in acquiring such Excess Shares and to hold such Excess Shares on behalf of the corporation. While held by any Person in violation of this Article IX, Excess Shares shall not be entitled to any voting rights, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends or any other distribution with respect to such Excess Shares. Any such Person who receives dividends or any other distribution with respect to Excess Shares shall hold the same as agent for the corporation and, following a permitted transfer, for the transferee thereof. Notwithstanding the foregoing, any holder of Excess Shares may transfer the same (together with any distributions thereon) to any Person who, following such transfer, would not own shares in violation of this Article IX. Upon such permitted transfer, the corporation shall pay or distribute to the transferee any dividends or other distributions on the Excess Shares not previously paid or distributed.

         (f) As used in this Article IX:

            (1) “Person” includes, without limitation, an individual, a corporation (whether nonprofit or for profit), a partnership, an unincorporated society or association, and two or more persons having a joint or common interest;

            (2) (A) “Control Share Acquisition” means the acquisition, directly or indirectly, by any Person of shares of the corporation that, when added to all other shares of the corporation in respect of which such Person may exercise or direct the exercise of voting power as provided in this paragraph (f)(2)(A), would entitle such Person, immediately after such acquisition, directly or indirectly to exercise or direct the exercise of voting power of the corporation in the election of directors within any of the following ranges of such voting power: (i) one-tenth or more but less than one-third of such voting power; (ii) one-third or more but less than a majority of such voting power; or (iii) a majority or more of such voting power.

      A bank, broker, nominee, trustee, or other Person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing this Article IX shall, however, be deemed to have voting power only of shares in respect of which such Person would be able to exercise or direct the exercise of votes without further instruction from others at a meeting of shareholders called under this Article IX. For purposes of this Article IX, the acquisition of securities immediately convertible into shares of the corporation with voting power in the election of directors shall be treated as an acquisition of such shares.

            (B) The acquisition of any shares of the corporation does not constitute a Control Share Acquisition for the purpose of this Article IX if the acquisition is consummated in any of the following circumstances:

               (i) By underwriters, in good faith and not for the purpose of circumventing this Article IX, in connection with an offering of the securities of the corporation to the public;

               (ii) By bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing this Article IX;

               (iii) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Article IX;

               (iv) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized by shareholder vote in compliance with the provisions of Article IX, Section Two, of these Articles of Incorporation and 1701.78 or 1701.83 of the Ohio Revised Code, if the corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition and if the vote of shareholders of the surviving, new, or acquiring corporation is required by the provisions of 1701.78 or 1701.83 of the Ohio Revised Code;

               (v) Prior to April 1, 2000;

               (vi) Pursuant to a contract existing prior to April 1, 2000; or

               (vii) The Person’s being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the corporation in the election of directors within the same range theretofore attained by that person either as a result of compliance with the provisions of this section or as a result solely of the corporation’s purchase of shares issued by it.

      The acquisition by any Person of shares of the corporation in a manner described under this paragraph (f)(2)(B) shall be deemed to be a Control Share Acquisition authorized pursuant to this Article IX within the range of voting power under paragraph (f)(2)(A)(i), (ii) or (iii) of this Article IX that such Person is entitled to exercise after such acquisition, provided that, in the case of an acquisition in a manner described under paragraph (f)(2)(B)(ii) or (iii), the transferor of such shares to such Person had previously obtained any authorization of shareholders required under this Article IX in connection with such transferor’s acquisition of shares of the corporation.

            (C) The acquisition of shares of the corporation in good faith and not for the purpose of circumventing this Article IX, which (i) had previously been authorized by shareholders in compliance with this Article IX or (ii) would have constituted a Control Share Acquisition but for paragraph (f)(2)(B), does not constitute a Control Share Acquisition for the purpose of this Article IX unless such acquisition entitles any Person, directly or indirectly, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of such voting power authorized pursuant to this Article IX, or deemed to be so authorized under paragraph (f)(2)(B).

               (3) “Interested Shares” means voting shares with respect to which any of the following Persons may exercise or direct the exercise of the voting power:

                     (A) Any Person whose Notice prompted the calling of the meeting of shareholders;

                     (B) Any officer of the corporation elected or appointed by the directors of the corporation; and

                     (C) Any employee of the corporation who is also a director of the corporation.

         (g) No proxy appointed for or in connection with the shareholder authorization of a Control Share Acquisition pursuant to this Article IX is valid if it provides that it is irrevocable. No such proxy is valid unless it is sought, appointed, and received both:

               (1) In accordance with all applicable requirements of law; and

               (2) Separate and apart from the sale or purchase, contract or tender for sale or purchase, or request or invitation or tender for sale or purchase of shares of the corporation.

         (h) Proxies appointed for or in connection with the shareholder authorization of a Control Share Acquisition pursuant to this Article IX shall be revocable at all times prior to the obtaining of such shareholder authorization, whether or not coupled with an interest.

         (i) Notwithstanding any other provisions of these Articles of Incorporation or the Code of Regulations of the corporation, as the same may be in effect from time to time, or any provision of law that might otherwise permit a lesser vote of the directors or shareholders, the affirmative vote of at least two-thirds (2/3) of the voting shares shall be required to alter, amend or repeal this Article IX or adopt any provisions in the Articles of Incorporation or Code of Regulations of the corporation, as the same may be in effect from time to time, that are inconsistent with the provisions of this Article IX. This provision shall be in addition to any affirmative vote of the directors or the holders of any particular class or series of shares required by law, the Articles of Incorporation or the Code of Regulations of the corporation, as the same may be in effect from time to time.

         (j) The provisions of 1701.831 of the Ohio Revised Code, as amended from time to time, or any successor provision or provisions to said section, shall apply to this corporation with respect to any particular Control Share Acquisition attempt, as such is defined in 1701.831 of the Ohio Revised Code, only if (A) there is a determination by a court of competent jurisdiction with respect to which no appeal is pending that the provisions of Article IX of these Articles of Incorporation shall not be applicable to a particular Control Share Acquisition attempt, or (B) in the event that Article IX of these Articles of Incorporation, as such Articles of Incorporation may be amended from time to time, ceases to be an Article of these Articles of Incorporation, disregarding any renumbering of such Article IX resulting from any amendment of these Articles of Incorporation.

         (k) Relation to section 1701.831 of the Ohio Revised Code shall not apply to this corporation; provided, however, that if this Article shall be declared illegal or unenforceable, then Section 1701.831 of the Ohio Revised Code shall apply to this corporation.

      SECTION 2. BUSINESS COMBINATIONS.

      (a) Requirement of Shareholder Approval. No Business Combination, as hereinafter defined, may be consummated except upon approval by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 80% of the voting power of this corporation exercisable on amendments to these Articles; provided, however, that a Business Combination which has been approved by a vote of at least two-thirds of the disinterested directors of this corporation, and which has been determined by such directors to be fair and equitable to all the shareholders of this corporation, may be consummated if it has been approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise a majority of the voting power of this corporation exercisable on amendments to these Articles. A director shall be deemed to be disinterested if immediately prior to the consummation of the Business Combination he is not an affiliate of any of the other parties to the Business Combination. For the purpose of this Section an “Affiliate” shall mean any person controlling, controlled by, or under common control with such other party and shall include any person who owns shares of an acquiring corporation representing 10% or more of the voting power of such corporation.

            (1) Definition of Business Combination. A Business Combination shall include:

               (A) A merger or consolidation of the corporation;

               (B) Any sale, lease exchange, transfer or other disposition of all or substantially all the assets of this corporation;

               (C) The adoption of any plan of liquidation and dissolution of this corporation; and

               (D) Any reclassification of securities, recapitalization or reorganization which would increase, directly or indirectly, the proportionate equity interest or control by an acquiring entity; but shall not include any such transaction with an entity controlled by this corporation.

      SECTION 3. AMENDMENT.

      This Article may only be amended, revised, or repealed and any provision in the other Articles of Incorporation or in the Regulations which are inconsistent with this Article may only be adopted by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 75% of the voting power of this corporation exercisable on amendments to these Articles.

      SECTION 4. In connection with the exercise of its judgment in determining what is in the best interest of the corporation and its shareholders when evaluating a Business Combination or a proposal by another Person or Persons to make a Business Combination or a tender or exchange offer or a proposal by another Person or Persons to make a tender or exchange offer, the Board of Directors of the corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction on the corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the corporation and its subsidiaries operate or are located; (ii) the business and financial conditions and earnings prospects of the acquiring Person or Persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring Person or Persons, and the possible effect of such conditions upon the corporation and its subsidiaries and the other elements of the communities in which the corporation and its subsidiaries operate or are located; and (iii) the competence, experience and integrity of the acquiring Person and their management.

ARTICLE X

      No holder of shares of the corporation of any class, as such, shall have the preemptive right to subscribe for or to purchase any shares of any class of the corporation or any other securities of the corporation, whether such shares of such class are now or hereafter authorized.

ARTICLE XI

      Unless otherwise provided herein, any amendments to these Articles of Incorporation may be made from time to time by the affirmative vote of the holders of a majority of the outstanding voting stock of the corporation.

Exhibit “B”

AMENDED AND RESTATED CODE OF REGULATIONS
OF
FARMERS NATIONAL BANC CORP.

ARTICLE I
Offices

      Section 1. Principal Office. The principal office of the corporation shall be located in the City of Canfield, Ohio or at such other location as may be designated from time to time by the Board of Directors.

      Section 2. Other Offices. The corporation shall also have offices at such other places out of, as well as within, the State of Ohio as the Board of Directors may from time to time determine.

ARTICLE II
Meetings of Shareholders

      Section 1. Annual Meeting. The annual meeting of the shareholders of this corporation, for the purpose of fixing or changing the number of directors of the corporation, electing directors and transacting such other business as may come before the meeting, shall be held on a day, to be determined by the Board of Directors, in the month of March each year.

      Section 2. Special Meetings. Special Meetings of the shareholders may be called at any time by the Chairman of the Board, the President or a Vice President of the corporation, or a majority of the Board of Directors acting with or without a meeting, or by any three or more shareholders owning, in aggregate, not less than one-fourth of all shares outstanding and entitled to vote thereat so long as such shareholders prescribe specifically the purpose of such meeting.

      Section 3. Place of Meetings. Meetings of shareholders shall be held at the office of the corporation in Mahoning County, Ohio, unless the Board of Directors shall decide that a meeting will be held at some other place within or out of the State of Ohio and causes the notice thereof to so state.

      Section 4. Notices of Meetings. Unless waived, a written, printed or typewritten notice of each annual or special meeting, stating the day, hour and place and the purpose or purposes thereof, shall be served upon or mailed to each shareholder who is (a) of record as of the day next preceding the day on which notice is given or (b) if a record date therefor is duly fixed, of record as of said date. Such notice shall be given not more than sixty (60) days, nor less than ten (10) days before any such meeting. If mailed, it shall be directed to a shareholder at his address as the same appears upon the records of the corporation.

      All notices with respect to any shares of record in the names of two or more persons may be given to whomever of such persons is named first on the books of the corporation, and notice so given shall be effective as to all the holders of record of such shares.

      Every person who by operation of law, transfer, transmission or by any other means whatsoever shall become entitled to any share or right or interest therein shall be bound by every notice in respect of such share which, prior to his name and address being entered upon the books of the corporation as the registered holder of such share, shall have been given to the person in whose name such share appears of record.

      Section 5. Waiver of Notice. Any shareholder, either before or after any meeting, may waive in writing any notice required to be given by law or under these Regulations and such writing shall be filed with or entered on the records of the meeting; and whenever all of the shareholders entitled to vote shall meet in person or by proxy and consent to hold a meeting, it shall be valid for all purposes without call or notice and at such meeting any action may be taken.

      Section 6. Quorum. The shareholders present in person or by proxy at any meeting of shareholders shall constitute a quorum for such meeting; but no action required by law, the Articles of Incorporation or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of any particular class, or of each class, may be authorized or taken by a lesser proportion.

      At any meeting at which a quorum is present, all questions and business which shall come before the meeting shall be determined by the vote of the holders of a majority of the voting shares represented by shareholders present in person or by proxy, except when a different proportion is required by law, the Articles of Incorporation or these Regulations.

      At any meeting, whether a quorum is present or not, the holders of a majority of the voting shares represented by shareholders present in person or by proxy may adjourn from time to time and from place to place without notice other than by announcement at the meeting. At such adjourned meeting, at which a quorum is present, any business may be transacted which might be transacted at the meeting as originally notified or held.

      Section 7. Proxies. Any person who is entitled to attend a shareholder’s meeting to vote thereat or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases and exercise any of his other rights, by proxy or proxies, appointed by a writing signed by such person, which need not be sealed, witnessed or acknowledged.

      A telegram or cablegram appearing to have been transmitted by such person or a photographic, photo static or equivalent reproduction or a writing appointing a proxy shall be a sufficient writing.

      No appointment of a proxy shall be valid after the expiration of eleven (11) months after it is made unless the writing specified the date on which it is to expire or the length of time it is to continue in force.

      Unless the writing appointing a proxy or proxies otherwise provides:

      1. Each proxy has the power of substitution, and, when three (3) or more proxies are appointed, a majority of them or of their substitutes may appoint one or more to act for all;

      2. If more than one proxy is appointed, then (a) with respect to voting or executing consents, waivers or releases, or objections to consents at a shareholders’ meeting, a majority of such proxies as attend the meeting, or if only one attends then that one, may exercise all the voting and consenting authority thereat, and if one or more attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such authority with respect to an equal number of shares, and (b) with respect to exercising any other authority, a majority may act for all;

      3. Every appointment of a proxy shall be revocable unless such appointment is coupled with an interest. Without affecting any vote previously taken, the person appointing a proxy may revoke a revocable appointment by a later appointment received by the corporation or by giving notice of revocation to the corporation in writing or in open meeting. The presence at a meeting of the person appointing a proxy does not revoke the appointment;

      4. A revocable appointment of a proxy is not revoked by the death or incompetency of the maker unless, before the vote is taken or the authority granted is otherwise exercised, written notice of such death or incompetency is received by the corporation from the executor or administrator of the estate of such maker, or from the fiduciary having control of the shares in respect of which the proxy was appointed.

      Section 8. Voting. At any meeting of shareholders, each shareholder of the corporation shall, except as otherwise provided by law, the Articles of Incorporation or these Regulations, be entitled to one (1) vote, in person or by proxy, for each share of the corporation registered in his name on the books of the corporation (1) on the date fixed as the record date for the determination of shareholders entitled to vote at such meeting, notwithstanding the sale or other disposal or transfer on the books of the corporation of such share or shares on or after the date so fixed or (2) if no such record date shall have been fixed, then at the date next preceding the date of such meeting.

      Section 9. Financial Reports. At the annual meeting, or any other meeting held in lieu thereof, there shall be presented to the shareholders a financial statement, which may be consolidated, consisting of such information required to adequately inform the shareholders as to the financial condition of the corporation, as is determined by the board of Directors and may include the following:

      1. A balance sheet containing a summary of the assets, liabilities, stated capital and surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus and earned surplus) as of a date not more than four (4) months before such meeting; if such meeting is an adjourned meeting, the balance sheet may be as of a date not more than four (4) months before the date of the meeting as originally convened;

      2. A statement of profit and loss and surplus including a summary of profits, dividends paid and other changes in the surplus accounts of the corporation for the period commencing with the date marking the end of the period for which the last preceding statement of profit and loss required under this section was made and ending with the date of the balance sheet.

      Section 10. Action Without a Meeting. Any action which may be taken at any meeting of shareholders may be taken without a meeting if authorized in a writing or writings signed by all the shareholders, except as otherwise provided in Article XIV hereof, who would be entitled to notice of a meeting for such purpose. Any such writing shall be filed with or entered upon the records of the corporation.

ARTICLE III
Directors

      Section 1. Number of Directors. The number of directors constituting the entire Board shall not be less than five (5) nor more than twenty-five (25), the exact number of directors to be determined from time to time by a sixty-six and two-thirds percent (66 2/3%) majority vote of the whole Board of Directors of the corporation, and such exact number shall be eight (8) until otherwise so determined in accordance with this Article III, Section 1. Unless otherwise provided by law, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, shall be filled by action of the Board of Directors as provided in accordance with these Regulations.

      Section 2. Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of the shareholders may be made by or at the direction of the Board of Directors. Nominations may also be made at a meeting of shareholders by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2 of Article III. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred-twenty (120) days prior to the meeting; provided, however, that in the event that less than ninety (90) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so delivered or mailed no later than the close of business on the 7th day following the date public disclosure was made, whichever first occurs. Such shareholder’s notice to the Secretary shall set forth (a) as to each nominee of the shareholder: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment history of the person for the last five (5) years, and (iii) the class and number of shares of capital stock of the corporation which are directly and beneficially owned by the person; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the corporation which are directly and beneficially owned by the shareholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation at a meeting of the shareholders unless nominated in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and the defective nomination shall be disregarded.

      Section 3. Election and Term of Directors. The Board of Directors shall be divided into three (3) classes with the term of office of one class expiring each year. At the annual meeting of Shareholders held in 2000, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annually meeting, and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from an increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until their successor shall be elected and qualified.

      No decrease in the number of directors shall shorten the term of any incumbent director. Subject to the foregoing, at each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

      Amendment of this Article III, Section 3 – Election and Term of Directors, shall require a sixty-six and two-thirds percent (66 2/3%) majority vote of the shareholders.

      Section 4. Vacancies. In case of a vacancy in the Board of Directors, through increase in the number of directors, death, resignation, disqualification, or other cause, the remaining directors, by an affirmative vote of a majority thereof, shall elect a successor to hold office for the unexpired portion of the term of the director whose place is vacant. If the vacancy is created through an increase in the number of directors, the Board of Directors shall determine the class of such directorship.

      Section 5. Removal of Director. Any or all of the directors shall only be removed with cause and only by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting stock of the corporation at a meeting called for such purpose. Sufficient showing of cause shall be determined by a two-thirds (2/3) majority vote of the unaffected directors if there exists a minimum of four (4) unaffected directors. In the event there exists less than four (4) unaffected directors, then sufficient showing of cause shall be determined by unanimous vote of the unaffected directors and by an opinion of an uninterested legal counsel designated by the President of the corporation, which such opinion concurs with the findings of the unaffected directors.

ARTICLE IV
Powers and Meetings of
the Board of Directors

      Section 1. General Powers of the Board. The powers of the corporation shall be exercised, its business and affairs conducted and its property controlled by the Board of Directors except as otherwise provided in the Articles of Incorporation, any amendments thereto, this Code of Regulations or the law of the State of Ohio.

      Section 2. Meetings of the Board. A meeting of the Board of Directors shall be held immediately following the adjournment of each shareholders’ meeting at which directors are elected; notice of such meeting need not be given.

      The Board of Directors may, by by-law or resolution, provide for other meetings of the Board.

      Special meetings of the Board of Directors may be held at any time with or without notice upon call of the Chairman of the Board, the President, or a Vice President of the Corporation, or any two members of the Board.

      Notice of any special meeting of the Board of Directors shall be mailed to each director addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, radio or wireless, or be given personally or by telephone not later than the day before the day on which the meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purposes thereof. Notice of any meeting of the Board need not be given to any director if waived by him in writing or by telegraph, cable, radio or wireless, whether before or after such meeting be held and such waiver of notice shall be filed with or entered upon the record of the meeting. The attendance of any director at any such meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice shall be deemed to be a waiver by him of notice of such meeting.

      All meetings of the Board shall be held at the office of the corporation in Mahoning County, Ohio, unless otherwise specified in the notice thereof.

      Section 3. Quorum. A majority of the directors elected and in office shall constitute a quorum. Whenever less than a quorum is present at the time and place appointed for any meeting of the Board, a majority of those present may adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall be present.

      Section 4. By-Laws. The Board of Directors may adopt By-Laws for the government of its actions, consistent with the Articles of Incorporation and these Regulations.

      Section 5. Action Without Meeting. Any action may be authorized or taken without a meeting in a writing or writings signed by all of the directors, which writing or writings shall be filed with or entered upon the records of the corporation.

ARTICLE V
Committees

      Section 1. Committees. The Board of Directors may, by resolution provide for such standing or special committees as it deems desirable, and discontinue the same at its pleasure. Each such committee shall have such powers and perform such duties, not in consistent with law, as may be designated by the Board of Directors. Vacancies in such committees should be filed by the Board of Directors, or as it may provide.

ARTICLE VI
Officers

      Section 1. General Provisions. The Board of Directors shall elect a President, a Vice President, a Secretary and a Treasurer of the Corporation, and in its discretion, a Chairman of the Board of Directors and additional Vice Presidents. The Board of Directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. None of the officers need be chosen from among the members of the Board of Directors. Any two or more of such offices, other than that of President and Vice President, Secretary and Assistant Secretary, or Treasurer and Assistant Treasurer, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

      Section 2. Term of Office. The officers of the corporation shall hold office during the pleasure of the Board of Directors and, unless sooner removed by the Board of Directors, until the organization meeting of the Board of Directors following the date of their election or until their successors are chosen and qualified.

      The Board of Directors may remove any officer at any time, with or without cause, by a majority vote.

      A vacancy in any office, however created, shall be filled by the Board of Directors.

ARTICLE VII
Duties of Officers

      Section 1. General Duties of Officers. The Chairman of the Board, if one be elected, the President, any Vice Presidents, the Secretary, the Treasurer, and any other officers or assistant officers shall have the authority and perform such duties as are determined by the General Corporation Law, by the Articles of Incorporation, by this Code of Regulations, or, from time to time, by the Board of Directors.

      Section 2. Chairman of the Board. The Chairman of the Board, if one be elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may be prescribed by the Board of Directors.

      Section 3. President. The President shall be the active executive officer of the corporation and shall exercise supervision over the business of the corporation and over its several officers, subject, however, to the control of the Board of Directors. He shall preside at all meetings of the shareholders and, in the absence of or if a Chairman of the Board shall not have been elected, he shall also preside at meetings of the Board of Directors. He shall have authority to sign all certificates for shares and all deeds, mortgages, notes, bonds, contracts and other instruments requiring his signature, and shall have all the powers and duties prescribed by the General Corporation Law and such others as the Board of Directors may from time to time assign him.

      Section 4. Vice Presidents. The Vice Presidents shall perform such duties as are given to them by these Regulations, or as may from time to time be assigned to them by the Board of Directors or the President of the corporation. At the request of the President, or in his absence or disability, the Vice President designated by the President (or, in the absence of such designation, the Vice President in the order fixed by the Board) shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The authority of the Vice President to sign, in the name of the corporation, all certificates for shares and authorized deeds, mortgages, bonds, contracts, notes and other instruments shall be coordinate with like authority of the President.

      Section 5. Secretary. The Secretary shall keep minutes of all the proceedings of the shareholders and the Board of Directors and shall make proper record of the same, which shall be attested by him; sign all certificates for shares and all deeds, mortgages, bonds, contracts, notes and other instruments executed by the corporation and requiring his signature; give notice of meetings of shareholders for the election of directors, a certified list of shareholders, arranged in alphabetical order; keep such books as may be required by the Board of Directors and file all reports to States, to the Federal Government and to foreign countries; and perform such other and further duties as may from time to time be assigned to him by the Board of Directors or by the President of the corporation.

      Section 6. Treasurer. The Treasurer shall have supervision of all finances; shall receive and have in charge all monies, bills, notes, deeds, leases, mortgages and similar property belonging to the corporation; and shall do with the same as may from time to time be required by the Board of Directors. He shall cause to be kept adequate and correct accounts of the business transactions of the corporation, including account of its assets, liabilities, receipts, disbursements, gains, losses, stated capital, surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus and earned surplus) and shares, together with such other accounts as may be required, and, upon the expiration of her term of office, shall turn over to her successor or to the Board of Directors all property, books, papers and monies of the corporation in his hands; and he shall perform such other duties as may from time to time be assigned to her by the Board of Directors.

      Section 7. Assistant and Subordinate Officers. The Board of Directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the Board of Directors and shall perform such duties as the Board of Directors may prescribe. The Board of Directors may from time to time authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties and to fix their compensation.

      Section 8. Duties of Officers may be Delegated. In the absence of any officer of the corporation, or for any other reason which the Board of Directors may deem sufficient, the Board of Directors may delegate for the time being powers or duties or any of them, of any such officer to any other officer or to any director.

ARTICLE VIII
Transactions Between the Corporation
and its Directors or Officers

      Section 1. Transactions Not Void or Voidable. No contract or transaction shall be void or voidable with respect to this corporation for the reason that it is between the corporation and any other persons, firm or corporation in which one or more of this corporation’s directors or officers are directors, trustees or officers, or have a financial or personal interest, or for the reason that one or more interested directors or officers participate in or vote at the meeting of the directors or a committee thereof which authorizes such contract or transaction, if in any such case:

      1. The material facts both as to that common or interested director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the directors or the committee; and the directors or the committee, in good faith reasonably justified by such facts, authorize the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; or

      2. The material facts both as to that common or interested director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction in specifically approved at a meeting of the shareholders held for such purpose by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the corporation held by persons not interested in the contract or transaction; or

      3. The contract or transaction is fair as to the corporation as of the time it is authorized or approved by the directors, a committee thereof, or the shareholders.

      Section 2. Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the directors, or of a committee thereof which authorizes a contract or transaction pursuant to this Article.

ARTICLE IX
Certificate for Shares

      Section 1. Form and Execution. Each holder of shares is entitled to one or more certificates, in such form as shall be approved by the Board of Directors, signed by the Chairman of the Board or the President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the corporation, which shall certify the number and class of shares held by him in the corporation, but no certificate for shares shall be executed or delivered until such shares are fully paid. When such certificate is countersigned by an Incorporated Transfer Agent or Registrar, the signature of any of said officers and the seal of the corporation may be facsimile, engraved, stamped or printed. Although any officer of the corporation whose manual or facsimile signature is affixed to such a certificate ceases to be such officer before the certificate is delivered, such certificate, nevertheless, shall be effective in all other respects when delivered.

      Section 2. Transfer of Shares. Such certificates for share shall be transferable upon the books of the corporation by the holders thereof, in person or by a duly authorized attorney, upon surrender and cancellation of certificates for such shares with duly executed assignment and power of transfer endorsed thereon or attached thereto and with such proof of the authenticity of the signatures to such assignment and power of transfer as the corporation, or its agents, may reasonably require.

      Section 3. Transfer Agents and Registrars. The Board of Directors of the corporation may appointment or revoke the appointment of Transfer Agents and Registrars and may require all certificates for shares to bear the signatures of such Transfer Agents and Registrars, or any of them.

      Section 4. Lost, Stolen or Destroyed Certificates. If any certificates for shares are lost, stolen or destroyed, the Board of Directors may authorize the execution and delivery of a new certificate in place thereof, upon such terms and conditions as it may deem advisable. The Board of Directors, in its discretion, may refuse to execute and deliver such new certificate until the corporation has been indemnified to its satisfaction and until it is protected to its satisfaction by a final order of decree of a court of competent jurisdiction.

      Section 5. Registered Shareholders. A person in whose name shares are of record on the books of the corporation shall conclusively be deemed the unqualified owner thereof, for all purposes, and to have capacity to exercise all rights of ownership. Neither the corporation nor any Transfer Agent of the corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obligated to see to the execution of any trust or obligation.

ARTICLE X
Fiscal Year

      The fiscal year of the corporation shall end on the 31st day of December, in each year, or on such other day as may from time to time be fixed by the Board of Directors.

ARTICLE XI
Contracts, Checks, Notes, etc.

      All contracts, agreements and other instruments authorized by the Board of Directors, and all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money shall, unless otherwise directed by the Board of Directors or unless otherwise required by law, be signed by any one of the following officers of the corporation: President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. The Board of Directors may, however, authorize any one of said officers to sign checks, drafts, and orders for the payment of money, singularly and without necessity of countersignature, and may designate officers and employees of the corporation other than those named above, or different combinations of such officers and employees, who may, in the name of the corporation, execute checks, drafts, and orders for the payment of money in its behalf.

ARTICLE XII
Seal

      The corporation shall have no seal.

ARTICLE XIII
Amendments

      This Code of Regulations may be amended or repealed at any meeting of shareholders called for that purpose, by the affirmative votes of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, or, without a meeting, by the written consent of the holders of record of shares entitling them to exercise two-thirds (2/3) of the voting power on such proposal. If the Code of Regulations is amended or new Regulations are adopted without a meeting of the shareholders, the Secretary of the corporation shall mail a copy of the amendment or the new Regulations to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof.

ARTICLE IX
Provisions In Articles Of Incorporation

      These regulations are at all times subject to the provisions of the Articles of Incorporation of the corporation as the same may be in effect from time to time, including without limitation, the provisions of the Articles of Incorporation granting the holders of Serial Preferred Shares the right to elect two members of the Board of Directors during the pendency of any default in the payment of dividends on their Serial Preferred Shares as said terms are defined in the Articles of Incorporation.

Proxy Card

KNOW ALL MEN BY THESE PRESENT, that I, the Undersigned Shareholder of Farmers National Banc Corp. of Canfield, Ohio, do hereby nominate and appoint William D. Calhoun, Ronald V. Wertz and David W. Yeany (no officer or employee of the Corporation may be named as proxy) or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Corporation standing in my name on its books on February 11, 2000, at the Annual Meeting of its Shareholders to be held at Colonial Catering, 429 Lisbon Street, Canfield, Ohio 44406, on Thursday, March 30, 2000, at 3:30 P.M., Eastern Standard Time, or any adjournment thereof with all the powers the undersigned would possess if personally present as follows:

1.	ELECTION OF DIRECTORS: The election of the eight (8) persons listed in the Proxy Statement dated March 9, 2000 accompanying the notice of said meeting.

FOR (all nominees except as indicated below)

WITHHOLD AUTHORITY (as to all nominees) To withhold your vote from certain nominees, strike a line through their name: Benjamin R. Brown, Richard L. Calvin, Joseph D. Lane, David C. Myers, Edward A. Ort, Frank L. Paden, William D. Stewart, Ronald V. Wertz

2.	ADOPTION OF THE FIRST AMENDED AND RESTATED ARTICLES OF INCORPORATION: To approve and adopt the First Amended and Restated Articles of Incorporation. [ ] FOR [ ] AGAINST [ ] ABSTAIN

3.	ADOPTION OF THE FIRST AMENDED AND RESTATED CODE OF REGULATIONS: To approve and adopt the First Amended and Restated Code of Regulations. [ ] FOR [ ] AGAINST [ ] ABSTAIN

4.	SUCH OTHER BUSINESS as may properly come before the meeting or any adjournment thereof.

[ADDRESS]	NUMBER OF SHARES HELD Farmers National Banc Corp. 20 South Broad Street • P.O. Box 555 Canfield, OH 44406
PROXY FOR ANNUAL MEETING SOLICITED BY THE BOARD OF DIRECTORS

(Please sign on reverse side and return promptly)

DETACH PROXY CARD HERE

Farmers National Banc Corp. – Annual Meeting of Shareholders

March 30, 2000   3:30 P.M.
Colonial Catering
429 Lisbon Street
Canfield, Ohio 44406

SHAREHOLDER ADDRESS:

[ADDRESS]

SEE REVERSE SIDE FOR MEETING LOCATION INSTRUCTIONS

IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THIS PROXY CONFERS AUTHORITY TO VOTE AND WILL BE VOTED “FOR” EACH PROPOSITION LISTED. If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of The Board of Directors.

The Board of Directors recommends a vote “For” each of the listed propositions. This proxy is solicited on behalf of The Board of Directors and may be revoked prior to its exercise.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE (whether or not you plan to attend the meeting in person).

IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

DATED __________________________________________

DETACH ON PERFORATION	________________________________________________ (L.S.)

BELOW AND	________________________________________________ (L.S.)

RETURN THIS CARD	Signature of Shareholder(s)*

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

* When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

DETACH PROXY CARD HERE

[Map to Colonial Catering]